UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2014

XSUNX, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Enterprise, Aliso Viejo, CA 92656
(Address of principal executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 330-8060

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment of Existing Promissory Note

As previously disclosed by XsunX, Inc. (the “Company”) in its Annual Report on Form 10-K/A for the year ended September 30, 2013, filed on January 14, 2014, the Company, in exchange for a promissory note (the “Note”) that had matured on September 30, 2013, issued a new unsecured 12% convertible promissory exchange note (the “Exchange Note”) for the remaining accrued principal and interest totaling $293,496.  The Exchange Note had a maturity date of September 30, 2014. Effective October 1, 2014, the Company and the Holder entered into a Second Extension and Amendment Agreement (“Second Amendment Agreement”), under which the maturity date was extended to September 30, 2015 for the remaining principal, interest, and costs totaling $252,335 at the time of the amendment.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Final Conversion of Notes

Between September 11 and 30, 2014 the Company issued the aggregate of 12,143,600 shares of common stock to holders of two convertible promissory notes upon the conversion of the remaining $39,000 of principal and accrued interest to the holder of an 8% convertible note, and the conversion of the remaining balance of $12,222 of principal and accrued interest to the holder of a 10% convertible note. Upon conversion no further liabilities or notes remain outstanding with the holders.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)2 of the Securities Act since, among other things, the transactions did not involve a public offering.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 10, 2014, Joseph Grimes resigned as a director.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release and Company Newsletter

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 14, 2014, the Company issued a Press Release (the “Press Release”) announcing the intent to bundle power management technologies with its commercial solar power systems.  The Company’s new product offering is focused at providing clients with increased energy savings, and faster payback times for solar energy investments thereby increasing the investment value potential clients’ consider when deciding to purchase an XsunX commercial power system.

On October 16, 2014, the Company issued a Newsletter (the “Newsletter”) providing information related to success the Company has been achieving with satisfied customers who have provided letters of satisfaction and intent to recommend XsunX. The Newsletter also provided additional insight to the Company’s decision to begin bundling commercial power management technology with its solar power systems, which was the topic of the Company’s press release issued October 14, 2014 and noted above.

A copy of the Press Release is attached hereto as Exhibit 99.1

A copy of the Newsletter is attached hereto as Exhibit 99.2

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Form of Second Extension and Amendment Agreement of 12% Promissory Note

10.2	Form of and 12% Amended and Restated Promissory Note (1)

99.1	Press Release by XsunX, Inc., dated October 14, 2014.

99.2	XsunX Investor Newsletter, dated October 16, 2014

(1)	Incorporated by reference to exhibits included with the Company’s Report on Form 10-K filed with the Securities and Exchange Commission dated January 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSUNX, INC.

Date: October 16, 2014	By:	/s/ Tom M. Djokovich
Tom M. Djokovich
Title: CEO/Secretary

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